UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023
____________________________

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On April 20, 2023, Seagate Technology Holdings plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal third quarter ended March 31, 2023. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.
Item 2.05    Costs Associated with Exit or Disposal Activities.
On April 20, 2023, the Company’s Board of Directors approved and committed to a restructuring plan (the “Plan”) to reduce its cost structure in response to changes in macroeconomic and business conditions. The Plan is intended to align the Company’s operational needs with the near-term demand environment while continuing to support the long-term business strategy.

The Plan, which the Company expects to be substantially completed by the end of the fiscal fourth quarter 2023, is expected to result in total pre-tax charges of approximately $150 million. The charges are expected to be primarily cash-based and consist of employee severance and other one-time termination benefits.

The Company expects to realize run-rate savings of approximately $200 million on an annualized basis starting in the fiscal first quarter 2024.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2023, the Board of Directors approved temporary salary reductions for the Company's named executive officers. Effective beginning May 1, 2023, for a period of 6 months, the base salary of each of William D. Mosley, the Company's Chief Executive Officer, and Gianluca Romano, the Company’s Executive Vice President and Chief Financial Officer, will be reduced by 100% and the base salary of Ban Seng Teh, the Company’s Executive Vice President and Chief Commercial Officer, will be reduced by 50%.

On April 20, 2023, the Company announced that, in connection with the Plan, Jeffrey D. Nygaard, Executive Vice President of Operations and Technology, will leave the Company effective May 1, 2023.
Item 7.01    Regulation FD Disclosure.
On April 20, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share, which will be payable on July 5, 2023 to shareholders of record as of the close of business on June 21, 2023.
Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investor Relations website at investors.seagate.com.
Seagate management will hold a public webcast on April 20, 2023 at 6:00 a.m. Pacific / 9:00 a.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com. During the webcast, the Company will provide an outlook for its fiscal fourth quarter of 2023 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the conclusion of the event and will be archived for approximately one year. Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on investors.seagate.com.
The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.
Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, programs, strategies and prospects; financial outlook for future periods, including the fiscal fourth quarter 2023 and fiscal first quarter 2024; expectations regarding logistical, macroeconomic, or other factors affecting the Company; expectations regarding our ability to execute on our cost saving plans as currently contemplated; and statements about the assumptions on which the projected cost saving initiatives are based. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated April 20, 2023, of Seagate Technology Holdings plc entitled “Seagate Technology Reports Fiscal Third Quarter 2023 Financial Results.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: April 20, 2023	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)